                           FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement dated as of March 11, 1997 (this "Amendment") is by and among (i) Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), (ii) the undersigned lenders ("Banks") which are parties to the Second Amended and Restated Credit Agreement dated as of March 29, 1996 (the "Agreement") among the Company, the such lenders, NationsBank of Texas, N.A., as agent ("Agent"), and the Co-Agents named therein, (iii) the Agent and (iv) the Co-Agents. In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         SECTION 1. Amendments to Credit Agreement. The Agreement is hereby amended as follows:

                 1.1. Section 1.01. The following respective definitions set forth in Section 1.01 of the Agreement are hereby amended to read as follows:

                 "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of the First Amendment (or, if such Bank is an Assignee and its name is not set forth on the signature pages of the First Amendment, the amount of its Commitment as set forth in the Assignment pursuant to which it became a Bank), as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10 or reduced or increased from time to time pursuant to any Assignment to which it is a party.

                 "Excluded Subordinated Debt" means Debt that (i) is subordinate and junior, on terms reasonably satisfactory to the Agent, to the Loans in all respects and (ii) has no requirement, absent a default under such Debt, that any principal thereof be paid, purchased, redeemed, defeased, acquired, exchanged or converted (other than exchange for or conversion to common stock of the Company) prior to March 31, 2003.

                 "Restricted Preferred Stock" means (i) all preferred stock which (a) is subject to purchase, retirement, redemption, exchange or conversion (other than exchange for or conversion to common stock of the Company), in whole or in part under any circumstance whatsoever (other than purchase, retirement, redemption, exchange or conversion by the issuer thereof, at the sole option of such issuer, if failure to exercise such option would not have an adverse effect on the Company or any Subsidiary pursuant to the terms of any such preferred stock or any documents related thereto) and (b) provides for dividends materially in excess of the generally prevailing market dividend rate (at the time of issuance of such preferred stock) for preferred stock of comparable risk and maturity, and (ii) the portion of all other preferred stock which is subject to purchase, retirement, redemption, exchange or conversion (other than exchange for or conversion to common stock of the Company) at any date or dates on or prior to March 31, 2003 under any circumstance whatsoever (other than purchase, retirement, redemption, exchange or conversion by the issuer thereof, at the sole option of such issuer, if failure to exercise such option would not have an adverse effect on the Company or any Subsidiary pursuant to the terms of any such preferred stock or any documents related thereto). For avoidance of doubt, to the extent that any shares of Restricted Preferred Stock are exchanged for or converted to common stock of the Company and as a consequence such shares of Restricted Preferred Stock are cancelled, such shares shall no longer constitute Restricted Preferred Stock.

                 "Short-Term Credit Agreement" means the Credit Agreement dated as of March 11, 1997 among the Company, NationsBank of Texas, N.A., as agent, and the co-Agents and the banks parties thereto, providing a $100,000,000 credit facility to the Company, as may be amended or otherwise modified from time to time.

                 "Termination Date" means March 31, 2002, or, if such day is not a Euro-Dollar Business Day, the Termination Date shall be the next preceding Euro-Dollar Business Day.

         Section 1.01 of the Agreement is hereby further amended by deleting therefrom the definition of "Company's 1995 Form 10-K" and by adding the following new definitions in the appropriate alphabetical order:

                 "Company's 1996 Form 10-K" means the Company's annual report on Form 10-K for 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 "First Amendment" means the First Amendment Agreement dated as of March 11, 1997 executed by the Company, the Agent, the Co-Agents and the Banks.

                 1.2. Section 4.04. Section 4.04 of the Agreement is hereby amended by replacing both (i) the reference in subsection (a) to the date "December 31, 1995" with the date "December 31, 1996", and (ii) each reference in subsections (a) and (c) to the term "Company's 1995 Form 10-K" with the term "Company's 1996 Form 10-K".

                 1.3. Section 4.11. The first sentence of Section 4.11 of the Agreement is hereby amended by changing the date "December 31, 1989" therein to "December 31, 1992".

                 1.4. Section 9.06. The last sentence of Section 9.06(c) of the Agreement is hereby amended by changing the date "March 29, 1998" therein to "March 1, 1999".

                 1.5. Schedule I. Schedule I to the Agreement is hereby replaced with Schedule I hereto.

                 1.6. Schedule V. Schedule V to the Agreement is hereby replaced with Schedule V hereto.

                 1.7. Schedule VIII. Schedule VIII to the Agreement is hereby replaced with Schedule VIII hereto.

         SECTION 2. Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of:

                 2.1. counterparts of this Amendment signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                 2.2. the promissory notes (the "New Notes"), duly executed by the Company, substantially in the form of Exhibit A to the Agreement, one such New Note payable to the order of each Bank;

                 2.3. an opinion of Alan R. Crain, Jr., Vice President and General Counsel of the Company, substantially in the form of Exhibit A hereto;

                 2.4. an opinion of Andrews & Kurth L.L.P., special counsel for the Company, substantially in the form of Exhibit B hereto;

                 2.5. an opinion of Bracewell & Patterson, L.L.P., special counsel for the Agent, substantially in the form of Exhibit C hereto; and

                 2.6. all documents which the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment and the New Notes and any other matters relevant thereto, all in form and substance satisfactory to the Agent.

         SECTION 3.       Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with
Section 9.05 of the Agreement.

                 3.2. Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other Financing Document (excluding the Note previously issued by the Company to each Bank upon such Bank's receipt of the New Note issued by the Company to the order of such Bank in the amount of such Bank's Commitment effected by this Amendment) remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 3.5. Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co- Agent and the Agent that (i) the representations and warranties contained in Article IV of the Agreement are correct on and as of the date hereof as though made on and as of the date hereof, with this Amendment, the Agreement as amended hereby, and the New Notes constituting "Financing Documents" for purposes thereof, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 3.6. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.


                                        By: /s/ M.N. MARKOWITZ
                                           -------------------------------------
                                               M.N. Markowitz
                                               Vice President and Treasurer

Commitments
-----------

$34,772,727.31                          NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ MARION B. LEMAN
                                           -------------------------------------
                                                    Authorized Officer


$26,590,909.09                          BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By: /s/ RICHARD D. BLUTH
                                           -------------------------------------
                                                    Authorized Officer


$26,590,909.09                          UNION BANK OF SWITZERLAND,
                                        HOUSTON AGENCY


                                        By: /s/ KELLY BOOTS
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ J. GEORGE KUBOVE
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          THE BANK OF NOVA SCOTIA


                                        By: /s/ F.C.H. ASHBY
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          THE BANK OF TOKYO-MITSUBISHI,
                                        LTD.,  HOUSTON AGENCY


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer

Commitments
-----------

$20,454,545.45                          THE CHASE MANHATTAN BANK


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          CITIBANK, N.A.


                                        By: /s/ AREZOO JAFARI
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By: /s/ PASCAL POUPELLE
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          THE FIRST NATIONAL BANK OF
                                        CHICAGO


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          LTCB TRUST COMPANY


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer

Commitments
-----------


$20,454,545.45                          MELLON BANK, N.A.


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          NATIONAL WESTMINSTER BANK PLC
                                        NEW YORK BRANCH


                                        By: /s/ PAUL K. CARTER
                                           -------------------------------------
                                                    Authorized Officer


                                        NATIONAL WESTMINSTER BANK PLC
                                        NASSAU BRANCH


                                        By: /s/ PAUL K. CARTER
                                           -------------------------------------
                                                    Authorized Officer


$20,454,545.45                          SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer

Commitments
-----------


$18,409,090.91                          BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By: /s/ MARK A. HARRINGTON
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ ERIC DITGES
                                           -------------------------------------
                                                    Authorized Officer


$18,409,090.91                          THE YASUDA TRUST AND BANKING
                                        COMPANY, LIMITED, NEW YORK
                                        BRANCH


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$14,318,181.82                          BANK OF TAIWAN, NEW YORK AGENCY


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$14,318,181.82                          BANQUE NATIONALE DE PARIS,
                                        HOUSTON AGENCY


                                        By: /s/ MIKE SHRYOCK
                                           -------------------------------------
                                                    Authorized Officer

Commitments
-----------


$14,318,181.82                          BANQUE PARIBAS, HOUSTON AGENCY


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                                    Authorized Officer


$14,318,181.82                          CHRISTIANIA BANK


                                        By: /s/ WILLIAM S. PHILLIPS
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ JUSTIN F. McCARTY, III
                                           -------------------------------------
                                                    Authorized Officer


$14,318,181.82                          DEN NORSKE BANK ASA


                                        By: /s/ J. MORTEN KRUETZ
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ WILLIAM V. MOYER
                                           -------------------------------------
                                                    Authorized Officer

Commitments
-----------


$14,318,181.82                          DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By: /s/ MICHAEL E. TERRY
                                            ------------------------------------
                                                    Authorized Officer


                                        By: /s/ LAWRENCE E. JONES
                                            ------------------------------------
                                                    Authorized Officer


$14,318,181.82                          THE MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        By: /s/ MR. AAKI YAMAGISHI
                                            ------------------------------------
                                                    Authorized Officer

Total Commitments:  $450,000,000
================================

                                        NATIONSBANK OF TEXAS, N.A., as Agent


                                        By: /s/ MARION B. LEMAN
                                            ------------------------------------
                                                   Marion B. Leman
                                                   Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        Co-Agent


                                        By: /s/ RICHARD D. BLUTH
                                            ------------------------------------
                                                    Authorized Officer

                                        UNION BANK OF SWITZERLAND, HOUSTON
                                        AGENCY, as Co-Agent


                                        By: /s/ KELLY BOOTS
                                           -------------------------------------
                                                    Authorized Officer


                                        By: /s/ J. GEORGE KUBOVE
                                           -------------------------------------
                                                    Authorized Officer

                                                                      SCHEDULE I



                         COMMITMENT REDUCTION SCHEDULE



                         Date              Maximum Aggregate Commitments
                         ----              -----------------------------
              June 30, 2001                         $415,000,000

              September 30, 2001                     380,000,000

              December 31, 2001                      345,000,000

              March 31, 2002                             -0-

                FIRST AMENDMENT AGREEMENT DATED MARCH 11, 1997
                             SCHEDULE OF EXHIBITS


The following describes the Schedules and Exhibits to the Credit Agreement, which are omitted herein, but which will be furnished upon request:

Schedule V      Sets forth the Joint Venture Debt Agreements.

Schedule VIII Sets forth the Facility Fee and Applicable Margin at various Rating Levels.

Exhibit A       Form of Opinion of General Counsel to the Company

Exhibit B       Form of Opinion of Special Counsel to the Company

Exhibit C       Form of Opinion of Special Counsel to the Agent